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                                                                     EXHIBIT 4.1
[VERSATA LOGO]

VAT
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 925298 10 1

This Certifies that
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF VERSATA, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
      ----------------------------

SECRETARY
CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:

EquiServe Trust Company, N.A.
TRANSFER AGENT AND REGISTRAR

BY
   -------------------------------
        AUTHORIZED SIGNATURE

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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - _____________ Custodian _____________
TEN ENT  - as tenants by the entireties                                    (Cust)                 (Minor)
JT TEN   - as joint tenants with right                                 under Uniform Gifts to Minors
           of survivorship and not as                                  ACT _________________________________
           tenants in common                                                           (State)
COM PROP - as community property                    UNIF TRF MIN ACT - _________ Custodian (until age ______)
                                                                        (Cust)
                                                                       _________ under Uniform Transfers
                                                                        (Minor)
                                                                       to Minors Act _______________________
                                                                                            (State)

        Additional abbreviations may also be used though not in the above list.

For value received, __________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________  ________________________________________________

                                THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                       NOTICE: CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED BY THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.